UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	August 13, 2015
(August 13, 2015)

Exact Name of Registrant as Specified
Commission	in Charter, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289

001-06986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On August 13, 2015, PNM Resources, Inc. issued an investor release announcing that its wholly-owned subsidiary, Public Service Company of New Mexico, has filed with the New Mexico Public Regulation Commission a settlement agreement regarding the plan to retire two units at the San Juan Generating Station. Additional information concerning the settlement agreement is contained in the investor release which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The exhibit furnished herewith contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit:

Exhibit No.	Description
99.1	Investor release dated August 13, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO

(Registrants)

Date: August 13, 2015	/s/ Joseph D. Tarry
Joseph D. Tarry
Vice President and Corporate Controller
(Officer duly authorized to sign this report)